Exhibit 10.1

Execution Copy

AMENDMENT NO. 3 TO FOURTH
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of May 7, 2020 (the “Amendment No. 3 Effective Date”), is by and among MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company (“MasterCraft”), MASTERCRAFT SERVICES, LLC, a Tennessee limited liability company (“Services”), MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation (“Sales Administration”), NAUTIC STAR, LLC, a Mississippi limited liability company (“Nautic”), NS TRANSPORT, LLC, a Mississippi limited liability company (“NS Transport”), and CREST MARINE LLC, a Michigan limited liability company (“Crest”) (collectively, “Borrowers” and, individually, each a “Borrower”), MASTERCRAFT BOAT HOLDINGS, INC., a Delaware corporation (f/k/a MCBC Holdings, Inc., “Holdings”), as a Guarantor, the various institutions named on the signature pages to this Amendment as party to this Amendment, as Lenders (the “Lenders”), and FIFTH THird Bank, NATIONAL ASSOCIATION, a national banking association, as Agent and L/C Issuer.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrowers, Holdings, the Lenders and the Agent are parties to that certain Fourth Amended and Restated Credit and Guaranty Agreement, dated as of October 1, 2018 (as amended by that certain (i) Amendment No. 1 dated as of November 8, 2018, and (ii) Amendment No. 2 dated as of July 24, 2019, and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties and the Required Lenders desire to amend certain provisions of the Credit Agreement, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I
AMENDMENT TO CREDIT AGREEMENT

1.1Amendment to Section 1.1 (Definitions- Amended).  Section 1.1 of the Credit Agreement is hereby amended by amending the following defined terms as follows:

(a)“Adjusted LIBOR” shall be amended and restated in its entirety to read as follows: “means, for any Borrowing of Eurodollar Loans, the greater of (a) a rate per annum equal to one half of one percent (0.50%), and (b) a rate per annum equal to the quotient of (i) LIBOR, divided by (ii) one minus the Reserve Percentage.”

(b)“Agent” shall be amended and restated in its entirety to read as follows: “means Fifth Third Bank, National Association, a national banking association (f/k/a Fifth Third

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Bank, an Ohio banking corporation), in its capacity as administrative agent for itself and the other Lenders and any successor pursuant to Section 9.7 hereof.”

(c)“Applicable Margin” shall be amended by amending and restating the schedule and first sentence of the immediately following paragraph therein to read as follows:

Level	Total net Leverage Ratio for Such Pricing Date	Applicable Margin for Eurodollar Loans:	Applicable Margin for Base Rate Loans:	Applicable Margin for Commitment Fee:
I	Greater than or equal to 4.00 to 1.0	3.250%	2.250%	0.450%
II	Less than 4.00 to 1.0, but greater than or equal to 3.50 to 1.0	3.000%	2.000%	0.450%
III	Less than 3.50 to 1.0, but greater than or equal to 3.00 to 1.0	2.750%	1.750%	0.450%
IV	Less than 3.00 to 1.0, but greater than or equal to 2.50 to 1.0	2.500%	1.500%	0.450%
V	Less than 2.50 to 1.0, but greater than or equal to 2.00 to 1.0	2.250%	1.250%	0.400%
VI	Less than 2.00 to 1.0, but greater than or equal to 1.50 to 1.0	2.000%	1.000%	0.350%
VII	Less than 1.50 to 1.0, but greater than or equal to 1.00 to 1.0	1.750%	0.750%	0.300%
VIII	Less than 1.00 to 1.0	1.500%	0.500%	0.250%

For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Credit Parties and their Subsidiaries ending on or after June 30, 2020, the date on

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which the Agent is in receipt of Borrowers’ and their Subsidiaries’ most recent financial statements for the fiscal quarter then ended, pursuant to Section 6.1 hereof; and the Applicable Margin shall be set at Level I from the Amendment No. 3 Effective Date through the June 30, 2020 Pricing Date.

(d)“EBITDA” shall be amended by amending and restating clause “(h)” set forth therein to read as follows:  “(h) severance costs and overhead expenses incurred in connection with the COVID-19 outbreak, in an aggregate amount not to exceed $2,000,000, and all other extraordinary or non-recurring expenses and losses for such period in an amount reasonably acceptable to Agent,”

(e)“Fifth Third” shall be amended and restated in its entirety to read as follows: “means Fifth Third Bank, National Association, a national banking association (f/k/a Fifth Third Bank, an Ohio banking corporation), in its individual capacity and any successor thereof.

(f)“Mortgages” shall be amended and restated in its entirety to read as follows: “means, collectively, (a) each Mortgage and Security Agreement with Assignment of Rents and Open-End Mortgage or Deed of Trust and Security Agreement with Assignment of Rents between any Credit Party and the Agent relating to such Credit Party’s fee real property, fixtures and interests in real property commonly known as (i) 100 Cherokee Cove Drive, Monroe County, Vonore Tennessee 37885, (ii) 500 Waterway Drive , Amory, MS 38821, and (iii) 2170 South M-52, Owosso, Michigan 48867 (formerly covered by a leasehold mortgage prior to the purchase of this real property by Crest in October 2019), and (b) any other mortgages or deeds of trust or leasehold mortgages delivered to the Agent pursuant to Section 4.2 hereof, as the same may be amended, modified, supplemented or restated from time to time.”

(g)“Total Net Leverage Ratio” shall be amended and restated in its entirety to read as follows:  “means, as of the date of determination thereof, the ratio of (a) Total Funded Debt minus Unrestricted Cash (in an aggregate amount not to exceed $20,000,000 for all periods of calculation from and after June 30, 2021), to (b) EBITDA for the period of four fiscal quarters then ended.”

1.2Amendment to Section 1.1 (Definitions- New).  Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms, in alphabetical order, to such Section:

(a)“Amendment No. 3” means that certain Amendment No. 3 to this Agreement dated as of the Amendment No. 3 Effective Date”.

(b)“Amendment No. 3 Effective Date” means May 1, 2020.

(c)“Governmental Assistance” is defined in Section 6.7(f) hereof.

(d)“Interest Coverage Ratio” is defined in Section 6.22 (c )(ii) hereof.

(e)“Limited Covenant Relief Period” is defined in Section 6.22 (c)(i) hereof.

(f)“Liquidity” is defined in Section 6.22 (c)(iii) hereof

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1.3Amendment to Section 2.8 (b)(iii) (Mandatory Prepayments).   Section 2.8(b)(iii) of the Credit Agreement is hereby amended by adding the following as a new last sentence at the end of such Section: “Notwithstanding the foregoing, in connection with Amendment No. 3, no Excess Cash Flow payment shall be due and payable with respect to the fiscal year ending June 30, 2020.”

1.4Amendment to Section 6.1 (Information Covenants).  Section 6.1(a) of the Credit Agreement is hereby amended by replacing “[Reserved]” with the following:

“(a)Monthly Financial Reports during Limited Covenant Relief Period; Compliance Certificates for Monthly and Quarterly Replacement Financial Covenants.  During the Limited Covenant Relief Period: (i) within thirty (30) days after the end of each fiscal month, from and after the Amendment No. 3 Effective Date commencing May 31 2020 and through June 30, 2021, the Credit Parties shall deliver to Agent and each Lender, (A) the consolidated and consolidating balance sheet of the Credit Parties and their Subsidiaries as at the end of such fiscal month and the related consolidated and consolidating statements of income and retained earnings and of cash flows for such fiscal month and for the elapsed portion of the fiscal year-to-date period then ended, each in reasonable detail, prepared by the Credit Parties in accordance with GAAP, in all material respects (subject to year-end audit adjustments, the absence of footnotes and treatment of research and development) setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month, all of which shall be certified by the chief financial officer or other officer of the Credit Parties acceptable to the Agent that they fairly present in all material respects in accordance with GAAP the financial condition of the Credit Parties and their Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (B) a Compliance Certificate/ Limited Covenant Relief Period, in the form attached to Amendment No. 3 as Exhibit E-1, with a detailed calculation and attestation of the Minimum Liquidity covenant test set forth in Section 6.22(c)(iii) as of such fiscal month end; and (ii) within thirty (30) days after the end of each fiscal quarter of the Credit Parties and their Subsidiaries, commencing for the fiscal quarter ending June 30, 2020 and continuing through March 31, 2021, a Compliance Certificate/ Limited Covenant Relief Period, in the form attached to Amendment No. 3 as Exhibit E-1, with a detailed calculation and attestation of the Interest Coverage Ratio set forth in Section 6.22(c)(ii), and the Maximum Unfinanced Capital Expenditures limitation set forth in Section 6.22(c)(iv), each as of the last day of such fiscal quarter.

1.5Amendment to Section 6.11 (Indebtedness).  Section 6.11(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h)unsecured Indebtedness of Borrowers and their Subsidiaries not otherwise permitted by this Section in an amount not to exceed $14,000,000 in the aggregate at any one time outstanding, and any Permitted Refinancing Indebtedness with respect thereto,

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including, without limitation, (i) Floorplan First Loss Guaranty Obligations and other unsecured Indebtedness (other than Governmental Assistance as provided in clause “(ii)” below), in an amount not to exceed $4,000,000 in the aggregate at any one time outstanding, and (ii) Indebtedness in the form of any unsecured loan or financial assistance received by any Borrower from any federal, state or local government program enacted in response to the COVID-19 outbreak (“Governmental Assistance”), in form and substance acceptable to Agent; provided that (A) Borrowers shall promptly provide written notice thereof to Agent, (B) Borrowers covenant and agree that the proceeds and benefits of any Governmental Assistance received by any Borrowers shall be used solely to support the operations and, to the extent not prohibited by the applicable Governmental Authority, such proceeds shall be deemed to be part of the Collateral for the Obligations, and each Borrower hereby grants to Agent, for the benefit of the Lenders, a lien and security interest therein, (C) in the event that any such Governmental Assistance is in the form of a loan that can be forgiven, to the extent that Borrowers or its Subsidiaries are able to qualify for such forgiveness, Borrowers shall comply with all requirements to ensure such loan is forgiven in accordance with the applicable program, in each case to the extent the terms and methods of such satisfaction are acceptable to Agent, and (D) Borrowers shall execute and deliver to Agent such additional amendments, documents and instruments as may be reasonably required in connection with such Governmental Assistance and the provisions of this Section 6.11(h).

1.6Amendment to Section 6.13 (Consolidation, Merger, Sale of Assets, etc).  Section 6.13 of the Credit Agreement is hereby amended by adding the following as a new not lettered paragraph at the end of such Section:

“Notwithstanding the foregoing provisions of this Section 6.13 or any other provisions in this Agreement or in any of the other Loan Documents, in connection with Amendment No. 3, no Credit Party shall, during the Limited Covenant Relief Period from and after the Amendment No. 3 Effective Date through June 30, 2021, make enter into or agree to enter into (i) any Acquisition or Permitted Acquisition and mergers or consolidations in connection with any Acquisition or Permitted Acquisition, and (ii) the sale, transfer, lease, or other disposition of Property of any Credit Party or any Subsidiary not otherwise permitted under this Agreement (including any disposition of Property as part of a sale and leaseback transaction and any Equity Interests of any Subsidiary and Accounts).”

1.7Amendment to Section 6.15 (Restricted Payments).  Section 6.15 of the Credit Agreement is hereby amended by adding the following as a new not lettered paragraph at the end of such Section:

“Notwithstanding the foregoing provisions of this Section 6.15 or any other provisions in this Agreement or in any of the other Loan Documents, in connection with Amendment No. 3, no Restricted Payments shall be made by any Credit Party during the Limited Covenant Relief Period from and after the Amendment No. 3 Effective Date through June 30, 2021, except for Restricted Payments permitted under Subsections 6.15(a) and (c).”

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1.8Amendment to Section 6.22 (Financial Covenants).  Section 6.22 of the Credit Agreement is hereby amended by adding the following as a new subsection “(c)” at the end of such Section:

“(c)Limited Covenant Relief Period; Replacement Financial Covenants.

(i)Limited Covenant Relief Period.  Notwithstanding the provisions of Section 6.22 (Financial Covenants) to the contrary, Borrower's failure to satisfy the financial covenant set forth in Section 6.22(a) (Total Net Leverage Ratio) and Section 6.22(b) (Fixed Charge Coverage Ratio) for the quarterly test periods ending June 30, 2020, September 30, 2020, and December 31, 2020 and March 31, 2021 shall not constitute an Event of Default (each covenant compliance period addressed above in this Section, a “Limited Covenant Relief Period”).  For the avoidance of doubt, such accommodations shall apply only during the applicable Limited Covenant Relief Period, and from and after the end of the Limited Covenant Relief Period and commencing for the calendar quarter ending June 30, 2021, Borrower shall be required to comply with the financial covenants set forth in Section 6.22(a) (Total Net Leverage Ratio) and Section 6.22(b) (Fixed Charge Coverage Ratio), and failure to do so shall constitute an Event of Default in accordance with the terms of this Agreement;

(ii)Minimum Interest Coverage Ratio during Limited Covenant Relief Period.  Borrowers shall not permit, during the Limited Covenant Relief Period, the Interest Coverage Ratio, as of the last day of each fiscal quarter of the Credit Parties and their Subsidiaries, commencing as of June 30, 2020 and continuing through March 31, 2021, to be less than 3.00 to 1.00 for the period of four fiscal quarters ending on such date.  As used herein, "Interest Coverage Ratio" means, with respect to the Credit Parties and their Subsidiaries, on a consolidated basis, for the applicable period, the ratio of EBITDA to Interest Expense;

(iii)Minimum Liquidity during Limited Covenant Relief Period.  Borrowers shall maintain, at all times during the Limited Covenant Relief Period, Liquidity of no less than $17,500,000, as tested on the last day of each fiscal month, commencing May 31, 2020 and continuing through May 31, 2021. As used herein, "Liquidity" means, with respect to the Borrowers, the sum of Unrestricted Cash plus Revolving Loan Availability; and

(iv)Maximum Unfinanced Capital Expenditures during the Limited Covenant Relief Period.  Borrowers shall not make or incur, during the Limited Covenant Relief Period, any unfinanced Capital Expenditures in excess of an aggregate amount of Six Million Dollars ($6,000,000), on a cumulative basis during the Limited Covenant Relief Period, as tested as of the last day of each calendar quarter, commencing June 30, 2020 and continuing through March 31, 2021.

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Article II
CONDITIONS TO EFFECTIVENESS

2.1Amendment Fee; Fee Letter.  In consideration of the financial and other accommodations set forth in Amendment No. 3, Borrowers shall pay (i) to Agent, for the ratable benefit of the Lenders, an amendment and modification fee (the “Amendment No. 3 Fee”) in the amount of $206,021.57, which Amendment No. 3 Fee shall be fully earned as of the Amendment No. 3 Effective Date, non-refundable, and shall be charged to operating account of the Borrowers maintained with Agent as of the Amendment No. 3 Effective Date; and (ii) to Fifth Third the fees set forth in the Fifth Third Fee Letter (Amendment No. 3) with Agent.

2.2Closing Conditions.  This Amendment shall become effective as of the Amendment No. 3 Effective Date, but only upon receipt by Agent of each of the following, each in form and substance satisfactory to Agent:

(a)one or more fully executed counterparts of this Amendment from each of the Credit Parties and the Required Lenders;

(b)the payment by the Borrowers of the Amendment No. 3 Fee and the fees set forth in the Fifth Third Fee Letter (Amendment No. 3); and

(c)such other documents, instruments and certificates as may be reasonably required by Agent or any Lender.

Article III
MISCELLANEOUS

3.1Amended Terms.  On and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects (except those that are qualified by materiality or a Material Adverse Effect, which representations and warranties are true and correct in all respects) as of the date hereof (except for those which expressly relate to an earlier date).

(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Agent and the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

3.3Reaffirmation of Obligations.

(a)Each Credit Party hereby ratifies the Credit Agreement and all other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and all other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

(b)Each of the Guarantors hereby acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement, as amended hereby, or the other Loan Documents.

(c)Each Credit Party further acknowledges and agrees that such Credit Party has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of its obligations thereunder or if such Credit Party did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

(d)Each Credit Party hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

3.4Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

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3.6Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

3.7Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered upon request of Agent.

3.9GOVERNING LAW.  THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

3.10Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11Submission to Jurisdiction; Waiver of Jury Trial.  The submission to jurisdiction and waiver of jury trial provisions set forth in Section 10.20 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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Exhibit E-1

___________________________________________________

Compliance Certificate
Limited covenant relief period

To:	Fifth Third Bank, as Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Agent and the Lenders pursuant to that certain Amendment No. 3 to Fourth Amended and Restated Credit and Guaranty Agreement, dated as of May 1, 2020 (together with the Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in Amendment No. 3 and in the Credit Agreement.

The Undersigned hereby certifies, solely in his/her capacity as an officer of Borrower Representative, and not individually that:

1.	I am the duly elected ____________ of the undersigned Borrower Representative;
2.

I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Credit Parties and their Subsidiaries during the accounting period covered by the attached financial statements;

3.

The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.

The financial statements required by Section 6.1 (a) (Monthly Financial Reports during Limited Covenant Relief Period) of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete in all material respects as of the date and for the periods covered thereby;

5.

The representations and warranties of Borrower contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) as of such earlier date);

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6.

The Schedule I attached by Borrowers hereto sets forth financial data and computations evidencing Borrower’s compliance with the following financial covenants applicable pursuant to Amendment No. 3 and set forth in Section 6.22(c) of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement:

(i)Minimum Interest Coverage Ratio during Limited Covenant Relief Period.  Borrowers shall not permit, during the Limited Covenant Relief Period, the Interest Coverage Ratio, as of the last day of each fiscal quarter of the Credit Parties and their Subsidiaries, commencing as of June 30, 2020, to be less than 3.00 to 1.00 for the period of four fiscal quarters ending on such date.  As used herein, "Interest Coverage Ratio" means, with respect to the Credit Parties and their Subsidiaries, on a consolidated basis, for the applicable period, the ratio of EBITDA to Interest Expense.

-The Credit Parties are in compliance (circle yes or no)	yes/no

(ii)Minimum Liquidity during Limited Covenant Relief Period.  Borrowers shall maintain, at all times during the Limited Covenant Relief Period, Liquidity of no less than $17,500,000, as tested on the last day of each fiscal month, commencing May 31, 2020. As used herein, "Liquidity" means, with respect to the Borrowers, the sum of Unrestricted Cash plus Revolving Loan Availability.

-The Borrowers are in compliance (circle yes or no)	yes/no

(iii)Maximum Unfinanced Capital Expenditures during the Limited Covenant Relief Period.  Borrowers shall not make or incur, during the Limited Covenant Relief Period, any unfinanced Capital Expenditures in excess of an aggregate amount of Six Million Dollars ($6,000,000), on a cumulative basis during the Limited Covenant Relief Period, as tested as of the last day of each calendar quarter, commencing June 30, 2020.

-The Borrowers are in compliance (circle yes or no)	yes/no

7.	The Schedule II attached by Borrowers hereto sets forth a comparison of current monthly financials against the budget for such period, as required by Sections 6.1(a) of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Credit parties have taken, is taking, or proposes to take with respect to each such condition or event:

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The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________, 20___.  Under no circumstances shall the undersigned officer of Borrower Representative have any personal liability hereunder.

MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company, as Borrower Representative By Name Title

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

MASTERCRAFT SERVICES, LLC, a Tennessee limited liability company By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary
NAUTIC STAR, LLC, a Mississippi limited liability Company By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

BORROWERS:	NS TRANSPORT, LLC, a Mississippi limited liability Company By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary
CREST MARINE LLC, a Michigan limited liability company By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary
HOLDINGS:	MASTERCRAFT BOAT HOLDINGS, INC. (f/k/a MCBC HOLDINGS, INC.), a Delaware corporation By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

AGENT AND LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, as L/C Issuer, and as Agent By:/s/ Jonathan Godfrey Authorized Signatory

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

LENDER:	BANK OF AMERICA, N.A., as a Lender By/s/ Andy Martin, SVP Authorized Signatory

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender By/s/ Brandon Abney Authorized Signatory

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

LENDER:	TRUIST BANK as successor by merger to SUNTRUST BANK as a Lender By/s/ James Ford James Ford Managing Director

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

LENDER:	REGIONS BANK as a Lender By/s/ Brand Hosford Authorized Signatory

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(Signature Page to Amendment No. 3 to Fourth Amended and Restated
Credit and Guaranty Agreement)

LENDER:	UNITED COMMUNITY BANK as a Lender By/s/ Jeff Wilson Authorized Signatory

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